BlackRock FundsSM

BlackRock Short Obligations Fund

BlackRock Ultra-Short Obligations Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 25, 2013 to the
BlackRock Shares Prospectus of the Funds

Effective immediately, the BlackRock Shares Prospectus of the Funds is amended as set forth below:

The chart in the section entitled “Fund Overview — Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

BlackRock Shares
Minimum Initial Investment

•    $5,000,000 for institutions and individuals;

•    There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain employer-sponsored retirement plans;

•    BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

Minimum Additional Investment	There is no minimum amount for additional investments.

The “BlackRock Shares” chart in the section entitled “Details About the Share Class” is amended to delete the rows captioned “Availability” and “Minimum Investment” and to replace them with the following:

BlackRock Shares
Availability	BlackRock Shares are offered without a sales charge to institutional and individual investors, registered investment advisers and certain fee-based programs and certain employer-sponsored retirement plans. For these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Minimum Investment

•    $5,000,000 for institutions and individuals.

•    There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain employer-sponsored retirement plans.

•    BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

The last sentence of the second paragraph in the section “Account Information — Funds’ Rights — Note on Low Balance Accounts” is deleted and replaced with the following:

This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

The last sentence of the third paragraph in the section “Account Information — Funds’ Rights — Note on Low Balance Accounts” is deleted and replaced with the following:

This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Shareholders should retain this supplement for future reference.

PRO-OBL-BLK-0613SUP